Pursuant to Rule 497(e)
                                                      Registration No. 333-11283


                         SUNAMERICA FOCUSED SERIES, INC.

                        Focused Mid-Cap Growth Portfolio
                                (the "Portfolio")

  SUPPLEMENT DATED NOVEMBER 15, 2006, TO THE PROSPECTUS DATED FEBRUARY 28, 2006

         On August 4, 2006, Munder Capital Management ("Munder") a subadviser to the Portfolio, announced that its management team had partnered with two private equity firms, Crestview Capital Partners, L.P. and Grail Partners, LLC to acquire Comerica Incorporated's interest in Munder (the "Transaction"). The consummation of the Transaction is subject to a number of conditions and is anticipated to occur on or about December 31, 2006. Pursuant to the Investment Company Act of 1940, as amended, the consummation of the Transaction will constitute a change in control of Munder and will result in the assignment of the current Subadvisory Agreement between Munder and AIG SunAmerica Asset Management Corp. ("AIG SunAmerica"). In accordance with the terms of the current Subadvisory Agreement, and as required by the 1940 Act, the assignment of the Subadvisory Agreement will result in its termination.

         On November 9, 2006, the Portfolio's Board of Directors of SunAmerica Focused Series, Inc., on behalf of the Portfolio, approved a new Subadvisory Agreement between AIG SunAmerica and Munder, to be effective upon the consummation of the transaction. The new Subadvisory Agreement is identical to the current Subadvisory Agreement except for the dates of execution and termination, and does not require shareholder approval due to an exemptive order that AIG SunAmerica has received from the Securities and Exchange Commission that permits AIG SunAmerica, subject to certain conditions, including approval by the Board of Directors, to enter into agreements relating to the Portfolio with unaffiliated advisers without obtaining shareholder approval. An Information Statement containing more detailed information about the new Subadvisory Agreement will be mailed to shareholders no later than 60 days after the consummation of the transaction.